SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                           THE SECURITIES ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)      MAY 19, 1998

                       AMERICAN LOCKER GROUP INCORPORATED
             (Exact name of registrant as specified in its charter)



         DELAWARE                    0-439                   16-0338330
        (State or other          (Commission                (I.R.S. Employer
        jurisdiction of          File Number)               Identification No.)
        incorporation)



                 608 ALLEN STREET, JAMESTOWN, NEW YORK     14701
                (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code    716-664-9600



        (Former name or former address, if changed since last report.)

Item 5.  Other Events.

      On May 19, 1998, the Board of Directors of Registrant declared a four for one stock dividend (i.e. three additional shares will be distributed for each share currently held). The dividend is to be distributed on June 25, 1998 to shareholders of record on June 4, 1998. A copy of the Registrant's Press Release dated May 19, 1998 is attached hereto as an Exhibit.

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                            AMERICAN LOCKER GROUP INCORPORATED

MAY 19, 1998                /S/HAROLD J. RUTTENBERG
  (Date)                    -------------------------------------
                            Harold J. Ruttenberg
                            Chairman, Chief Executive Officer and Treasurer

                                      INDEX

Exhibit                       Press Release                Prior Filing or
No. 99.1                      dated May 19, 1998           Sequential Page
                                                           No. Herein: